                                                                    EXHIBIT 99.1
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          why us?
                              Colonial BancGroup

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

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Forward-Looking Statements
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                                                              COLONIAL BANCGROUP
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     This Presentation contains "forward-looking statements" within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of the company to realize elements of its strategic plans for 2001 and 2002, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; and (iv) changes which may occur in the regulatory environment. When used in this presentation, the words "believes," "estimates," "plans," "expects," "should," "may," "might," "outlook," and "anticipates," and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements.

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

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Who We Are:
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                                                              COLONIAL BANCGROUP
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     .    One Bank holding company with $12.1 billion in assets.

     .    Located in 6 states with concentration in Alabama, Florida, & Georgia.

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                                                                               3
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

[LOGO] COLONIAL BANK(TM)

                                   [GRAPHIC]

REGIONAL BANKS
[LOGO] NORTH ALABAMA REGION
[LOGO] CENTRAL ALABAMA REGION
[LOGO] MONTGOMERY REGION
[LOGO] GULF COAST REGION
[LOGO] GEORGIA REGION
[LOGO] CENTRAL FLORIDA REGION
[LOGO] SOUTHWEST FLORIDA REGION
[LOGO] SOUTH FLORIDA REGION
[LOGO] BAY AREA REGION
[LOGO] NEVADA REGION
[LOGO] TEXAS REGION
[LOGO] LOAN PRODUCTION OFFICE

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     . Located in some of the highest growth markets in the United States.
     . Disciplined and opportunistic acquisitions:
                    -High growth areas of FL, GA, NV, & TX
                    -Created geographic diversification

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Assets by State - 3/31/01
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                                                              COLONIAL BANCGROUP
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                                    [GRAPHIC]


Assets by State

Alabama        $3,716
Florida        $3,516
Georgia        $1,068
Nevada         $  373
Tenn.          $  122
Texas          $  244
Corp. Assets   $3,110

Note: Acquired two branches in Nevada in January 2001 with approximately $100 million in assets.

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                                                                               5
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

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Consolidated 1Q01 Summary
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                                                              COLONIAL BANCGROUP
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                                    3/31/01          3/31/00    % Change from
(Dollars in thousands)                                             3/31/00

STATEMENT OF CONDITION:

Total Assets                      $12,149,037      $11,222,951        8%

Loans                               9,879,577        8,550,412       16%

Deposits                            8,274,669        8,129,586        2%

Shareholder's Equity                  789,327          694,965       14%

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                                                                               6
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     . Average retail deposits actually grew 9% year over year; the sale of the escrow deposits related to mortgage servicing rights resulted in a decrease of $168 million in average noninterest bearing deposits from March 2000 to March 2001.

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Continuing Operations 1Q01 Summary
-----------------------------------------------------------------------------------------------------------
                                                                                        COLONIAL BANCGROUP
-----------------------------------------------------------------------------------------------------------
                                                       Three months ended March 31,      % Change
(Dollars in thousands, except per share amts.)              2001         2000            00' to 01'
-----------------------------------------------------------------------------------------------------
EARNINGS SUMMARY:
Continuing Operations:*
   Net interest income (taxable equiv.)                 $ 100,641      $  98,127             3%
   Provision for loan losses                                9,464          5,547            71%
   Noninterest Income                                      20,450         18,447            11%
   Noninterest Expense                                     66,384         62,118             7%
Income from continuing operations (net of tax)             28,442         30,533            -4%
   Earnings per share- diluted                          $    0.26      $    0.27            -4%
Selected Ratios:
Income from continuing operations (net of tax) to:
   Average assets                                            0.95%          1.12%
   Average shareholder's equity                             14.72%         17.68%
Net interest margin                                          3.59%          3.87%
Noninterest income to average assets                         0.67%          0.68%
Noninterest expense to average assets                        2.23%          2.26%
Efficiency ratio                                            55.72%         53.66%

(*) Continuing operations excludes the results of the mortgage servicing business which had no impact on after tax income in 2001 compared to an after tax loss of $592,000 in 2000.

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     The Company's growth market strategy and lending philosophy continue to provide strong growth in loans which offset the 28 basis point decline in margin resulting in a $2.5 million (3%) increase in net interest income from the first quarter of 2000 to the first quarter of 2001.

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Why Us?
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                                                              COLONIAL BANCGROUP
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         .     We have one of the strongest loan portfolios in the business.


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                                                                               8
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

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Loan Portfolio - 3/31/01
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                                                             COLONIAL BANCGROUP
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                                  [PIE CHART]

Pie chart - loan portfolio
                                   Consumer -3%
Commercial -12%                    Real Estate-Residential -26%
Real Estate-Construction -18%      Real Estate-Commercial 33%
Mortgage Warehouse Lending -7%     Other -1%
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                                                                               9
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 . Our lending policies and underwriting, approval and monitoring processes are conservative and comprehensive.

 . Discourage higher risk types of lending (syndicated lending, indirect, credit cards & unsecured).

 . Stringent underwriting guidelines (up-front equity, low loan-to-values and personal guarantees).

 . Loan committee approval process, no large individual lending authorities. No officer at the bank has more than $100,000 unsecured personal lending authority.

 . Independent loan review process.

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Non-performing Assets / Loans and OREO
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                                                              COLONIAL BANCGROUP
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                                   [GRAPHIC]

Chart of Non-performing Assets/Loans and OREO

                           1990   1991   1992   1993   1994   1995   1996
                           ----   ----   ----   ----   ----   ----   ----
Non-performing Assets      1.49%  1.07%  1.34%  1.31%  0.90%  0.78%  0.84%
Other real estate &
 repossessions             0.30%  0.46%  0.68%  0.84%  0.39%  0.31%  0.24%

                           1997   1998   1999   2000   2001
                           ----   ----   ----   ----   ----
Non-performing Assets      0.71%  0.60%  0.55%  0.54%  0.53%
Other real estate &
 repossessions             0.24%  0.12%  0.11%  0.09%  0.10%

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     Note: As originally reported prior to restatements for mergers accounted for as poolings of interests.

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 .    Loan approval process involves local directors in loan decisions.

 .    Independent loan review staff rates loans and assists banks in providing early identification of problem credits.

 .    Economic conditions and real estate market activities in key geographic markets are strong. While the markets are strong, we do expect an increase in non-performing assets over the next several quarters. Current projections, however, are for the non-performing asset ratio to remain below 0.75% and net charge-offs to be in the 0.20% to 0.25% range for the year 2001.

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 Non-performing Assets
================================================================================
                                                            COLONIAL BANCGROUP
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                       Pie Chart - Non-performing Assets

 Commercial                   41%
 Residential Mortgages        10%
 Commercial Real Estate       17%
 Consumer                      1%
 ORE                          19%
 Real Estate Construction     10%
 Other                         2%

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   Non-performing assets represent a total of $52,036,000 at March 31, 2001.

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

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 Chart

 Net Charge-Offs/Average Loans
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                                                          COLONIAL BANCGROUP
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
                                            1991    1992   1993    1994   1995
                                            ----    ----   ----    ----   ----
 Colonial BancGroup                         0.51%   0.47%  0.33%   0.09%  0.13%

 AllFDIC insured commercial banks,
  Provided by Keefe, Bruyette & Woods       1.59%   1.27%  0.85%   0.50%  0.49%

 Southern Regionals provided by Keefe,
  Bruyette & Woods                          0.96%   0.78%  0.33%   0.17%  0.22%

                                            1996    1997   1998    1999   2000    2001
                                            ----    ----   ----    ----   ----    ----
 Colonial BancGroup                         0.18%   0.23%  0.26%   0.21%  0.21%   0.15%

 AllFDIC insured commercial banks,
  Provided by Keefe, Bruyette & Woods       0.58%   0.63%  0.66%   0.58%  0.58%

 Southern Regionals provided by Keefe,
  Bruyette & Woods                          0.29%   0.30%  0.30%   0.29%  0.32%

 ------------------------------------------------------------------------------
     Note: As originally reported prior to restatements for mergers accounted for as poolings of interests.

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   . Management targets a net charge-off ratio below 0.20%. Currently we expect the net charge-off ratio to be in the 0.20% to 0.25% range for 2001.

   . Local lending authority and approval process along with high percentage of real estate loans have resulted in very low net charge-offs.

   . Recoveries averaged 28% of gross charge-offs from 1995 to 2001.

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Allowance For Possible Loan Losses
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                                                                                                   COLONIAL BANCGROUP
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                                          3/31/01     Percent        12/31/00     Percent       3/31/00      Percent
                                           Loans      Reserve         Loans       Reserve        Loans       Reserve
---------------------------------------------------------------------------------------------------------------------
Single Family Real Estate:
   Short term lines of credit
   secured by real estate loans
   held for sale                        $   644,484    0.25%       $   376,995     0.25%      $  185, 810     0.25%

   1-4 family real estate
   portfolio-held to maturity           $ 2,566,826    0.50%       $ 2,562,708     0.50%      $ 2,564,063     0.50%

Other                                   $ 6,668,267    1.49%       $ 6,477,067     1.44%      $ 5,800,533     1.46%

Total Loans                             $ 9,879,577    1.15%       $ 9,416,770     1.14%      $ 8,550,412     1.15%

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     . Colonial's loan loss reserve exceeds the net charge-off ratio by 7.9 times, while other Southeastern Peers* reserve exceeds their charge-off ratio by 3.7 times.

     . $114 million reserve is 1.40 times the cumulative net charge-offs since 1995.

     . Loan provision has exceeded net charge-offs every year.


     * Southtrust, Compass, Regions, BB&T, Union Planters, First Tennessee, Suntrust, AmSouth and Centura.

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Why Us?
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                                                              COLONIAL BANCGROUP
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     .    We have one of the strongest loan portfolios in the business.

     .    We are in some of the highest growth markets in the United States.


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Loan Growth by Region
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                                                              COLONIAL BANCGROUP
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                                                             Growth Rate
                                                      --------------------------
                                                      Dec. 2000 to     Full Year
Region                                                Mar. 2001 *        2000
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Southwest FL              (Naples/Ft. Myers)              18%             37%
Georgia                (Atlanta/Macon/Columbus)           33%             31%
Texas                          (Dallas)                    1%             26%
South FL                  (Miami/Palm Beach)              13%             25%
Central FL                (Greater Orlando)               15%             19%
Bay Area                (Tampa/St. Petersburg)             5%             10%
Gulf Coast                     (Mobile)                   12%              9%
Nevada                     (Las Vegas/Reno)               21%              6%
Montgomery                                                 7%              5%
Central AL                   (Birmingham)                -10%              4%
Northern Region              (Huntsville)                -10%              3%

                                                                     *annualized

Note: Loan growth from Dec.31, 2000 to Mar.31, 2001 excludes $49 million in loans acquired in a Nevada branch purchase.
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Loan Growth By State
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                                                              COLONIAL BANCGROUP
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                                  [PIE CHARTS]

     Loan Portfolio by State                    Contribution of Loan Growth
     -----------------------                    ---------------------------

     Alabama                    37%             Georgia                     16%
     Georgia                    12%             Florida                     20%
     Florida                    37%             Other                        9%
     Other                       6%
     Mortgage Warehouse Lending  8%             Mortgage Warehouse Lending  55%
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Note: Loan balance at Mar. 31, 2001. Loan growth from Dec. 31, 2000 to Mar. 31,
      2001 excludes $49 million in loans acquired in Nevada, also excludes two Alabama regions which declined in loans.

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  . Consolidated annualized loan growth since December 31, 2000 through March
    31, 2001 was 18%, excluding approximately $49.4 million in loans acquired in Nevada branch purchase.

  . Approximately $463 million in growth from lines of credit secured by single-family residential loans in the process of being sold (mortgage warehouse lending) was as a result of lower mortgage rates and expansion of this line of business in the first quarter.

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Retail Deposit Concentration
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                                                              COLONIAL BANCGROUP
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                                  [PIE CHARTS]

          March 31, 2001                       December 31, 1996
          --------------                       -----------------

          Alabama    44%                       Alabama     80%
          Georgia     9%                       Georgia      8%
          Florida    40%                       Florida      9%
          Other       7%                       Other        3%

     Note: As originally reported prior to restatements for mergers accounted for as poolings of interests.

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  .  The regional banks have additional growth opportunities through the development of customer relationships by cross-selling a variety of bank products and services. Strong regional bank management supported by BancGroup's asset/liability and products and services management teams provide the Company with resources to remain competitive in its deposit markets.

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    Retail Deposit Growth - 3/31/01 Annualized
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                                                          COLONIAL BANCGROUP
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                                       [PIE CHART]

                             Contribution of Deposit Growth

                              Alabama                    5%
                              Georgia                    6%
                              Florida                   86%
                              Other                      3%

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        Note: Deposit growth from December 31, 2000 to March 31, 2001.

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 . Average retail deposit growth since December 31, 2000 until March 31, 2001 was
10% annualized.

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 Retail Deposit Mix
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                                                           COLONIAL BANCGROUP
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(In thousands)
                                                                 Annualized
                                      3/31/01       12/31/00     Growth Rate
 -------------------------------------------------------------------------------
 Noninterest Bearing DDA            $ 1,096,993    $ 1,070,698         10%
 Interest Bearing DDA & Savings     $ 2,302,793    $ 2,206,638         17%
 Time                               $ 4,326,128    $ 4,263,776          6%
 -------------------------------------------------------------------------------

 Total                              $ 7,725,914    $ 7,541,112         10%






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     . Deposit growth remains a primary strategic initiative of BancGroup.

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Why Us?
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                                                              COLONIAL BANCGROUP
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 . We have one of the strongest loan portfolios in the business.

 . We are in some of the highest growth markets in the United States.

 . We are providing more services to customers with great results.

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Non-interest Income - Continuing Operations
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                                                              COLONIAL BANCGROUP
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
                                                                              2001        %Growth
(Dollars in thousands)                    1998         1999       2000      Annualized    2000-2001
---------------------------------------------------------------------------------------------------
Wealth Management                      $  3,539     $  5,498   $  8,163     $ 9,093         11%
International Banking                       391        1,353      1,596       1,521         (5)%
Electronic Banking                        3,873        4,582      5,512       6,196         12%
Cash Management                             908        1,501      2,117       2,585         22%
Credit/Merchant Card Service              2,045        2,729      2,704       3,308         22%
Other Bank Service Charges & Fees        36,394       35,120     33,680      34,797          3%
Other Misc. Income*                      12,905       13,920     21,527      25,431         18%
----------------------------------------------------------------------------------------------------

Total                                  $ 60,055     $ 64,703   $ 75,299     $82,931         10%


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

*Excludes gain on sale of certain branches and other one time miscellaneous income items in 1999.

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

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Why Us?
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                                                              COLONIAL BANCGROUP
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 . We have one of the strongest loan portfolios in the business.

 . We are in some of the highest growth markets in the United States.

 . We are providing more services to customers with great results.

 . We have the best people

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We have the best people
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                                                              COLONIAL BANCGROUP
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 . Experienced management teams in all geographic markets. We give them the tools to compete.

 . 8% insider ownership closely aligns the interests of the shareholders and management.

 . Have consolidated operations to allow for sales efforts to be focused on the customer.

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

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Strategies for the Future
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                                                              COLONIAL BANCGROUP
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   . Acquisitions

     - Met goal of establishing a strong banking presence

     - Currently very selective to fill in markets at economically attractive prices

   . Utilize relationship based lending approach to generate double digit loan growth while asset quality remains strong.

   . Increase the penetration of our customer base in our markets with fee income products:

          - Wealth Management Services
          - Electronic Banking
          - Cash Management
          - Credit/Merchant Card Services

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